Victory Funds

Victory RS Mid Cap Growth Fund

Supplement dated November 3, 2016

to the Summary Prospectus dated July 29, 2016 (“Prospectus”)

The following information hereby supersedes or supplements information contained in the Prospectus and is effective on November 7, 2016.

1.              Phone number change. Victory Funds’ shareholder service team can be contacted by phone at 800-539-FUND (800-539-3863). All references in the Prospectus to 800-766-3863 are hereby deleted.

2.              Purchase and Sale of Fund Shares. The following paragraph is inserted below the “Investment Minimums” table.

You may redeem your shares on any business day when the New York Stock Exchange is open by telephone (with prior appropriate approval) or by mail.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.